                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                 MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                 MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                  MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.

                       ---------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                      ---------------------------------


                                                                   July 28, 1995

To the Shareholders of
Municipal Fund for New York Investors, Inc.:

                 A Special Meeting of Shareholders of MUNICIPAL FUND FOR NEW YORK INVESTORS, INC. (the "Fund") will be held on August 25, 1995 at 10:00 A.M. at 400 Bellevue Parkway, Bellevue Park Corporate Center, 4th Floor Board Room, Wilmington, Delaware 19809, for the following purposes:

                 (1)      The election of four (4) directors;

                 (2) The ratification or rejection of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants for the fiscal year ending July 31, 1995; and

                 (3) The transaction of such other business as may properly come before the meeting.

                 The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record at the close of business on July 26, 1995 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that the meeting can be held and a maximum number of shares may be voted.

                                                                 MORGAN R. JONES
                                                                 Secretary

                  MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                         Bellevue Park Corporate Center
                              400 Bellevue Parkway
                                   Suite 100
                           Wilmington, Delaware 19809

                                PROXY STATEMENT

                 This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Municipal Fund for New York Investors, Inc. for use at a Special Meeting of Shareholders to be held at 400 Bellevue Parkway, Bellevue Park Corporate Center, 4th Floor Board Room, Wilmington, Delaware, on August 25, 1995 at 10:00 A.M. (such meeting and any adjournment thereof is referred to as the "Meeting"). It is expected that the solicitation of proxies will be primarily by mail. The Fund's officers and service contractors may also solicit proxies by telephone, telegraph or personal interview. The Fund will bear all proxy solicitation costs. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.
This Proxy Statement and the enclosed Proxy are expected to be distributed to shareholders on or about July 28, 1995.

                 Only shareholders of record at the close of business on July 26, 1995 (the "Meeting record date") will be entitled to vote at the Meeting. On that date there were 268,117,365.250 shares of common stock of the Fund ("Shares") outstanding and entitled to be voted. Each Share is entitled to one vote. As of July 26, 1995, there were no outstanding New York Money Plus or Dollar Shares in the Fund. Cumulative voting in the election of directors is not permitted.

THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED JANUARY 31, 1995 AND THE ANNUAL REPORT TO SHAREHOLDERS DATED JULY 31, 1994 TO ANY SHAREHOLDER UPON REQUEST. THE FUND'S SEMI-ANNUAL AND ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM THE FUND BY CALLING
(800) 821-7432.

                 If the enclosed proxy is executed properly and returned, Shares represented by it will be voted at the Meeting in accordance with the instructions thereon. However, if no instructions are specified, Shares will be voted FOR the proposal to elect Thomas A. Melfe, Francis E. Drake, Jr., Rodney D. Johnson and Anthony M. Santomero as directors of the Fund (proposal
1) and FOR the proposal to ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants for the fiscal year ended July 31, 1995 (proposal 2). Under Maryland law, abstentions will have the same effect as casting a vote against a proposal. Shares for which the Fund receives broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as being present for purposes of determining the presence of a quorum, but are otherwise treated the same as abstentions.

                 If you do not expect to be present at the Meeting and wish your Shares to be voted, please date and sign the enclosed proxy and mail it in the enclosed reply envelope addressed to the Fund, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.


                             ELECTION OF DIRECTORS

                 Four directors, three of whom are currently on the Board of Directors, are to be elected at the Meeting. Each director so elected will hold office until his successor is elected and qualifies, or until his term as a director is terminated as provided in the Fund's By-Laws. The persons named as proxies in the accompanying proxy have been designated by the Board of Directors and intend to vote for the nominees named below. Of the nominees, Mr. Melfe and Mr. Drake were most recently elected as directors at the Annual Meeting of Shareholders held on February 9, 1987. Mr. Johnson was elected to the Board of Directors at a regular meeting of such Board held on May 7, 1993. Mr. Santomero would be elected to the Board by shareholders at the Meeting.

                 All Shares represented by valid proxies will be voted in the election of directors for each nominee named below unless authority to vote for a particular nominee is withheld. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Directors may recommend unless a decision is made to reduce the number of directors serving on the Board. The following table sets forth certain information about the nominees:

                                                    Director
                Name                   Age           Since               Business Experience(1)
                ----                   ---          --------             -------------------
 Thomas A. Melfe                       63           July                 Chairman of the Board of the Fund
                                                    1983                 since April, 1995; Partner in the law
                                                                         firm of Donovan Leisure Newton &
                                                                         Irvine since April, 1984; Partner of
                                                                         the law firm of Hale Russell & Gray,
                                                                         1981 to 1984.

 Francis E. Drake,                     80           July                 Retired; Chairman of Executive and
     Jr.                                            1983                 Finance Committee, Rochester Gas and
                                                                         Electric Corp. until December, 1988;
                                                                         Chairman of the Board and Chief
                                                                         Executive Officer, Rochester Gas and
                                                                         Electric Corp. until 1980.

 Rodney D. Johnson                     53           May                  President, Fairmount Capital Advisors,
                                                    1993                 Inc. (financial advising) since 1987;
                                                                         Chair, Board of Advocates, Fox Chase
                                                                         Cancer Center, since 1993; Treasurer,
                                                                         North Philadelphia Health System
                                                                         (formerly Girard Medical Center), 1988
                                                                         to 1993.

 Anthony M. Santomero                  48                                Richard K. Mellon Professor of
                                                                         Finance, since April 1984 and Dean's
                                                                         Advisory Council Member since July
                                                                         1984, The Wharton School, University
                                                                         of Pennsylvania; Associate Editor,
                                                                         Journal of Banking and Finance, since
                                                                         June 1978; Associate Editor, Journal
                                                                         of

                                                    Director
                Name                   Age           Since               Business Experience(1)
                ----                   ---          --------             -------------------
                                                                         Economics and Business, since
                                                                         October 1979; Associate Editor,
                                                                         Journal of Money, Credit and
                                                                         Banking, since January 1980;
                                                                         Research Associate, New York
                                                                         University Center for Japan-US
                                                                         Business and Economic Studies,
                                                                         since July 1989; Editorial
                                                                         Advisory Board, Open Economics
                                                                         Review, since November 1990;
                                                                         Director, The Zweig Fund and The
                                                                         Zweig Total Return Fund.

(1) Messrs. Johnson and Santomero are also directors or trustees of other funds, as described below, to which the Fund's investment adviser, or an affiliate of the investment adviser, also provides investment advisory services.


                     --------------------------------------


                 Messrs. Johnson and Santomero serve as trustees of Municipal Fund for Temporary Investment ("MuniFund"), Portfolios for Diversified Investment ("Diversified"), Trust for Federal Securities ("FedFund") and The PNC(R) Fund ("PNC") and as directors of Temporary Investment Fund, Inc. ("TempFund"), Municipal Fund for California Investors, Inc. ("Cal Muni") and Provident Institutional Funds, Inc. ("PIF"). Mr. Johnson also serves as a director of the International Dollar Reserve Fund ("IDR"). Each of these funds has the same investment adviser as the Fund.

                 The Board of Directors met 4 times during the Fund's last fiscal year. Messrs. Melfe, Drake and Johnson attended at least 75% of the Fund's Board meetings. The Fund does not have standing audit or nominating committees. As of July 26, 1995, the directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding Shares.

                 Each director is paid $5,000 annually, plus $250 for each Board meeting attended, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. The Chairman of the Board receives an additional $2,500 per annum for his services in such capacity.

                 The table below sets forth information about the fees received by the Fund's directors for the fiscal year ended July 31, 1994, the Fund's most recently completed fiscal year.

                                                                         Pension or                                Total
                                                                         Retirement           Estimated         Compensation
                                                                          Benefits              Annual           from Fund
                                                 Aggregate                Accrued as          Benefits           and Fund
Name of Person                                  Compensation             Part of Fund            Upon           Complex(1) Paid
   Position                                      from Fund                 Expenses           Retirement         to Directors
- --------------                                   ---------               ------------         ----------        ---------------
Thomas A. Melfe                                     $ 6,000                   0.00               N/A            (1)(2) $  6,000
Director and Chairman

Rodney D. Johnson                                   $ 6,000                   0.00               N/A            (7)(2) $ 56,250
Director

Francis E. Drake, Jr.                               $ 6,000                   0.00               N/A            (1)(2) $  6,000
Director

Anthony M. Santomero,                                   N/A                   0.00               N/A            (6)(2) $ 43,750
Director

                                                    $18,000                   0.00                                     $112,000

- --------------------------------

(1) A "fund complex" means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.
         The fund complex consists of the Fund, Muni Fund, Diversified, FedFund, PNC, TempFund, CalMuni, PIF, IDR, Chestnut Street Exchange Fund and Independence Square Income Securities, Inc. As of June 16, 1995, the assets and liabilities of Diversified were transferred to the Intermediate-Term Bond Portfolio of PNC. The directors and trustees of the fund complex will be paid on the same basis for the fiscal year ended July 31, 1995.

(2) Total number of such other investment companies director serves on within the fund complex.

                          RATIFICATION OR REJECTION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                 At its meeting on October 17, 1994 the Board of Directors, including a majority of the directors who were not "interested persons" of the Fund, selected Coopers & Lybrand L.L.P. as the Fund's independent accountants for the fiscal year ending July 31, 1995. The ratification or rejection of the selection of independent accountants for the Fund's fiscal year ending July 31, 1995 is to be voted upon at the Meeting, and the persons named as proxies in the accompanying proxy intend to vote for the ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants, unless contrary instructions are given. The selection of independent accountants is being submitted for ratification at the Meeting as required by the Investment Company Act of 1940. Coopers & Lybrand L.L.P. has been the Fund's auditor since the Fund's organization, and has informed the Fund that it has no direct or material indirect financial interest in the Fund. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Meeting to make a statement if desired and to be available to respond to appropriate questions.

                             ADDITIONAL INFORMATION

Executive Officers

                 Officers of the Fund are elected by the directors and serve at their pleasure. The following table sets forth certain information about the Fund's executive officers.

                                                    Position
                                  Officer           with the                 Business Experience
    Name             Age           Since              Fund                  During Past Five Years
    ----             ---          -------           --------                ----------------------
Edward J. Roach        71         July 1983        President             Certified Public Accountant;
                                                   and                   Vice Chairman of the Board,
                                                   Treasurer             Fox Chase Cancer Center;
                                                                         President or Vice President
                                                                         and Treasurer of various
                                                                         investment companies advised
                                                                         by PNC Institutional Management
                                                                         Corporation.

Morgan R. Jones        55         July 1983        Secretary             Partner of the law firm of
                                                                         Drinker Biddle & Reath.

                         -------------------------------------------------

                 During its last fiscal year, the Fund paid legal fees to Drinker Biddle & Reath, of which Mr. Jones is a partner, for general corporate services.

Investment Adviser and Sub-Adviser

                 PNC Institutional Management Corporation ("PIMC") serves as the Fund's investment adviser. PIMC's principal offices are at 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank, N.A. serves as the Fund's sub-adviser with principal offices at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102. PIMC is a wholly-owned subsidiary of PNC Asset Management Group, Inc., which is in turn a wholly-owned subsidiary PNC Bank, N.A.

Administrators and Distributor

                 PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators and PDI also serves as its distributor. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. PDI's principal offices are located at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

Record Owners

                 The following table sets forth certain information concerning persons that were record owners of 5% or more of the Fund's outstanding shares as of July 26, 1995:

                              Amount of             Percent or Total
Name and Address              Ownership            Shares Outstanding
- ----------------          ----------------         ------------------
Trulin & Co.              37,907,121.470           14.13%
c/o Chase Manhattan
Bank NA
P.O. Box 1412
Rochester, New York
14603

Fleet New York            38,970,995.830           14.53%
Fleet Investment
Services
One East Avenue
NY/RO/3090
Rochester, New York
14638

Chemical Bank             67,011,796.050           24.98%
Administrative Services
AIS Section 31 - 270
270 Park Avenue
New York, New York
10017

Chase Manhattan Bank NA   74,667,138.680           27.84%
1211 Avenue of the
Americas
35th Floor
New York, New York
10036

Other Matters

                 No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.


Dated:  July 28, 1995


                 SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                  MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.

                                     PROXY


                 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of Municipal Fund for New York Investors, Inc. (the"Fund") for use at the Special Meeting of Shareholders to be held at 400 Bellevue Parkway, Bellevue Park Corporate Center, 4th Floor Board Room, Wilmington, Delaware 19809 on August 25, 1995 at 10:00 A.M.

                 The undersigned hereby appoints Gary Gardner, Helene Kelly and Edward J. Roach, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments thereof, all shares of common stock of the Fund held of record by the undersigned on the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting in their discretion:

                          Item 1. Election of Directors:

                                  / / FOR all nominees listed below (except as
                                      marked to the contrary below)


                                  / / WITHHOLD AUTHORITY to vote for all
                                      nominees listed below

                                      INSTRUCTIONS:    To WITHHOLD authority to
                                                       vote for any individual
                                                       nominee, strike a line
                                                       through his name in the
                                                       list below:

                             Thomas A. Melfe           Rodney D. Johnson
                             Francis E. Drake, Jr.     Anthony M. Santomero

                 Item 2. Proposal to ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants for the fiscal year ending July 31, 1995:

      / /  For                  / /  Against               / /  Abstain

                 Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 1 and 2 above.

                 Receipt of Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY

                                           Please sign exactly as name appears
                                           hereon.  When shares are held by
                                           joint tenants, both should sign.
                                           When signing as attorney or as
                                           executor, administrator, trustee or
                                           guardian, please give full title as
                                           such.  If a corporation, please sign
                                           in full corporate name by president
                                           or other authorized officer.  If a
                                           partnership, please sign in
                                           partnership name by authorized
                                           person.


                                           Dated:                         , 1995
                                                 -------------------------


                                           X
                                           -------------------------------------
                                           Signature



                                           X
                                           -------------------------------------
                                           Signature, if held jointly





                                      -2-